EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Global Mania Empire Management Limited

We have audited the accompanying balance sheets of Global Mania Empire Management Limited as of December 31, 2009 and 2008, and the related statements of operations and comprehensive income, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the period from the date of inception on October 6, 2008 to December 31, 2008. Global Mania Empire Limited’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Mania Empire Management Limited as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the year ended December 31, 2009 and for the  period from the date of inception on October 6, 2008 to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company will need additional working capital to carry out its planned activity, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in the notes to the financial statements.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

s/Madsen & Associates CPA’s, Inc.

Madsen & Associates CPA’s, Inc.

Murray, Utah

December 15, 2010

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED

BALANCE SHEETS

	December 31,	December 31,
	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$41,028	$8,498
Accounts receivable, net of allowance for doubtful accounts	38,017	40,069
Other receivables and deposits	1,436	1,090
Total current assets	80,481	49,657

PROPERTY, PLANT & EQUIPMENT, NET	8,147	4,756
TOTAL ASSETS	$88,628	$54,413

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
CURRENT LIABILITIES
Accounts payable	$28,204	$1,127
Advances from shareholders	31,703	31,393
Accrued expenses and other payables	76,352	30,024
Total current liabilities	136,259	62,544

TOTAL LIABILITIES	136,259	62,544

STOCKHOLDERS’ EQUITY
Common stock, par value HK$1, 10,000 shares authorized; 200 and 100 shares issued and outstanding as of December 31, 2009 and December 31, 2008 respectively	26	13
Accumulated deficit	(47,657)	(8,144)
TOTAL STOCKHOLDERS’ EQUITY	(47,631)	(8,131)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$88,628	$54,413

See accompanying notes to the financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME

	For the year ended	For the period from October 6, 2008 (date of inception) to
	December 31, 2009	December 31, 2008

REVENUE	$766,753	$121,568

COST OF SALES	(394,862)	(22,759)

GROSS PROFIT	371,891	98,809

EXPENSES
General & administrative	411,411	106,953

TOTAL OPERATING EXPENSES	411,411	106,953

OPERATING LOSS	(39,520)	(8,144)

LOSS BEFORE TAXES	(39,520)	(8,144)

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(39,520)	$(8,144)

OTHER COMPREHENSIVE INCOME	7	-

COMPREHENSIVE LOSS	$(39,513)	$(8,144)

NET LOSS PER SHARE, BASIC AND DILUTED	$(342.57)	$(81.44)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	115.34	100

See accompanying notes to the financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
STATEMENT OF CASH FLOWS

	For the year ended	For the period from October 6, 2008 (date of inception) to
	December 31, 2009	December 31, 2008
Cash Flows From Operating Activities:
Net loss	$(39,513)	$(8,144)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	1,834	173
Changes in operating assets and liabilities:
Decrease/(increase) in accounts receivable	2,052	(40,069)
Increase in other receivables and deposits	(346)	(1,090)
Increase in accounts payable	27,077	1,127
Increase in accrued expenses and other payables	46,328	30,024
Net cash generated from/(used in) operating activities	37,432	(17,979)

Cash Flows From Investing Activities:
Purchase of property, plant and equipment	(5,225)	(4,929)
Net cash used in investing activities	(5,225)	(4,929)

Cash Flows From Financing Activities:
Advances from shareholder	310	31,393
Common stock issued	13	13
Net cash provided from financing activities	323	31,406

Net increase in cash and cash equivalents	32,530	8,498

Cash and cash equivalents at Beginning of Year/Period	8,498	-

Cash and cash equivalents at the End of Year/Period	$41,028	$8,498

See accompanying notes to the financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

Issue of 100 shares on October 6, 2008	$13
Net loss for the period	(8,144)
Stockholders’ equity as at December 31, 2008	(8,131)
Issue of 100 shares during the year	13
Net loss for the year	(39,513)
Stockholders’ equity as at December 31, 2009	$(47,631)

See accompanying notes to the financial statements

GLOBAL MANIA EMPIRE MANAGEMENT LIMITED

Notes to the Financial Statements

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

Global Mania Empire Management Limited was incorporated in Hong Kong on October 6, 2008. The Company is engaged in the business of managing artists in the entertainment industry and projects relating to these artists.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with generally accepted accounting principles used in the United States of America.

(a)	Economic and Political Risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)	Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in Hong Kong.

(c)	Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(d)	Depreciation and Amortization

The Company provides for depreciation of property, plant and equipment principally by use of the straight-line method for financial reporting purposes. Property, plant and equipment are depreciated over the following estimated useful lives:

Furniture and fixtures	5 years
Computer equipment	5 years

The depreciation expense for the year ended December 31, 2009 and for the period from October 6, 2008 (date of inception) to December 31, 2008 amounted to $1,834 and $173, respectively.

(e)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the year ended December 31, 2009 and for the period from October 6, 2008 (date of inception) to December 31, 2008.

(f)	Income Tax

The Company has adopted asset and liability approach of accounting for income taxes. The Company allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of Hong Kong, the corporation income tax rate applicable is 16.5%. At times generally accepted accounting principles requires the Company to recognize certain income and expenses that do not conform to the timing and conditions allowed by Hong Kong. The Company has no income tax expense for year ended December 31, 2009 and for the period from October 6, 2008 (date of inception) to December 31, 2008.

(g)	Fair Value of Financial Instruments

The carrying amounts of the Company's cash, other receivable, other payable and accrued expenses approximate to their fair values because of the short maturity of these items.

(h)	Revenue Recognition

Revenue represents the invoiced value of services rendered to customers during the period. Revenue is recognized when all of the following criteria are met:

a)	Persuasive evidence of an arrangement exists,
b)	Delivery has occurred or services have been rendered,
c)	The seller's price to the buyer is fixed or determinable, and
d)	Collectibility is reasonably assured.

(i)	Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of December 31, 2008 and 2009, there was no dilutive security outstanding.

(j)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(k)	Retirement Benefits

Hong Kong mandates companies to operate a mandatory provident fund plan, which is available to all employees in Hong Kong. Both the Company and the employees are required to contribute 5% (subject to an aggregate amount of $256) per month of the employees’ relevant income.  Contributions from the Company are 100% vested to the employees as soon as they are paid to the plan.  Contributions to the plan are expensed in the statement of operations as they become payable in accordance with the rules of the plan.  The assets of the plan are held separately from those of the Company and managed by independent professional fund managers.  The Company provides no other retirement benefits to its employees.

(l)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(m)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States Dollar (US$). The functional currency of the Company is the Hong Kong Dollar (HK$). Capital accounts of the consolidated financial statements are translated into US$ from HK$ at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

	2009	2008
Period/year end HK$ : US$ exchange rate	0.1282	0.1282
Average yearly HK$ : US$ exchange rate	0.1282	0.1282

(n)	Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

NOTE 3 – ACCOUNTS RECEIVABLE

Accounts receivable is carried at the net invoiced value charged to customer. The Company will record an allowance for doubtful accounts to cover estimated credit losses. Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance. There were no allowance for doubtful debts as at 31 December 2008 and 2009, respectively.

NOTE 4 – DEPOSITS PAID AND OTHER RECEIVABLES

Deposits paid consists of payments and deposits made by the Company to third parties in the normal course of business operations with no interest being charged and no fixed repayment terms. These payments are made for the products and services that are used by the Company in its current operations.

The Company evaluates the amounts recorded as deposits paid and other receivables on a periodic basis and records a charge to the current operations of the Company when the related expense has been incurred or when the amounts reported as other receivables is no longer deemed to be collectible by the Company.

Deposits paid and other receivables as of December 31, 2009 and December 31, 2008 are summarized as follows:

	As of December 31, 2009	As of December 31, 2008
Deposits paid	$449	$449
Other receivables	987	641

Total	$1,436	$1,090

NOTE 5 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment of the Company consist primarily of furniture and fixtures and computer equipment owned and operated by the Company. Property, plant and equipment as of December 31, 2009 and December 31, 2008 are summarized as follows:

At cost:	As of December 31, 2009	As of December 31, 2008
Furniture and fixtures	$2,795	$2,795
Computer equipment	7,359	2,134
	10,154	4,929
Less: Accumulated depreciation	(2,007)	(173)

Property, plant and equipment, net	$8,147	$4,756

The depreciation expense for the year ended December 31, 2009 and for the period from October 6, 2008 (date of inception) to December 31, 2008 amounted to $1,834 and $173, respectively.

NOTE 6 - ACCRUED EXPENSES AND OTHER PAYABLES

	As of	As of
	December 31, 2009	December 31, 2008

Accrued expenses	$76,352	$30,024
Other payables	-	-
Total	$76,352	$30,024

NOTE 7 - INCOME TAX AND DEFERRED TAX LIABILITIES

Corporation Income Tax ("CIT")

In accordance with the relevant tax laws and regulations of Hong Kong, the statutory corporate income tax rate is 16.5% for the year ended December 31, 2009 and the period from October 6, 2008 (date of inception) to December 31, 2008, respectively.  No provision for the statutory corporate income tax is made as the Company incurred losses for the year ended December 31, 2009 and the period from October 6, 2008 (date of inception) to December 31, 2008, respectively.

The Company's actual tax expense differs from the "expected" tax expense for the year ended December 31, 2009 and the period from October 6, 2008 (date of inception) to December 31, 2008 (computed by applying the CIT rate of 16.5% to net loss of the Company).

	For the year ended	For the period from October 6, 2008(date of inception) to
	December 31, 2009	December 31, 2008
Net loss before provision for income taxes	$(39,513)	$(8,144)
Tax at the applicable rate: 16.5%	(6,519)	(1,343)
Tax effect of loss not recognized	6,519	1,343
TOTAL	$-	$-

The provisions for income taxes for the year ended December 31, 2009 and for the period from October 6, 2008 (date of inception) to December 31, 2008 are summarized as follows:

	As of December 31,	As of December 31,
	2009	2008

Current	$-	$-
Deferred	-	-

TOTAL	$-	$-

There are no other timing differences between reported book or financial income and income computed for income tax purposes.  Therefore, the Company has made no adjustment for deferred tax assets or liabilities.

NOTE 8 – CERTAIN RELATIONSHIPS AND RELATED PARTIES TRANSACTIONS, AND DIRECTOR INDEPENDENCE

(a)

Advances from shareholders

Advances from shareholders are unsecured, interest free and are expected to be repaid the coming year.

(b)

Transactions with related parties

During the year ended December 31, 2009 and the period from October 6, 2008 (date of inception) to December 31, 2008, the Company had the following related party transactions:

	For the year ended	For the period From October 6, 2008 (date of inception) to
	December 31, 2009	December 31, 2008
Salaries, allowances and accomodation expenses paid to shareholders: - Mr. Lam Wai Hon, Johnson	$117,949	$41,026
- Mr. Kwong Kwan Yin, Roy	71,795	23,077
	$189,744	$64,103

NOTE 9 - COMMON STOCK

The Company was incorporated on October 6, 2008 with authorized shares of 10,000 with a par value of HK$1 each. 100 shares were issued for cash in the amount of $113 at the inception of the Company.

On November 6, 2009, 100 ordinary shares of HK$1 each were issued for cash in the amount of $113.

 NOTE 10 - CONTINGENCIES AND COMMITMENTS

The Company has no contingencies and commitments as of December 31, 2008 and December 31, 2009, respectively.

NOTE 11 – GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As shown in the accompanying financial statements, the Company has an accumulated deficit of $ 47,657. The Company also has negative working capital at December 31, 2009 in the amount of $ 55,778. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its mineral properties.  Management has plans to seek additional capital through a private placement and public offering of its common stock.  The financial statements do not include any adjustments relating to the recoverability and classifications of recorded assets, or the amounts of and the classification of liabilities that might be necessary in the event the Company cannot continue in existence.

NOTE 12 - SUBSEQUENT EVENTS

On June 25, 2010, the Company and the shareholders of the Company entered into an Agreement for a Share Exchange (the “Agreement”) with Asian Trends Media Holdings, Inc., a Nevada incorporated company (“Asian Trends”) and the Agreement was closed on August 31, 2010.  Pursuant to the Agreement, Asian Trends acquired 100% ownership of the Company.

Upon the closing of the Agreement, the Company became a 100% subsidiary of Asian Trends.

Management has evaluated subsequent events to December 15, 2010 which is the date the financial statements were available for issuance.